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                                                                  Exhibit 10.20


                                                     AFTER RECORDING RETURN TO:
                                                     Steven K. Bender, Esquire
                                                     Long Aldridge & Norman, LLP
                                                     Suite 5300
                                                     303 Peachtree Street
                                                     Atlanta, Georgia   30308
                                                     (404) 527-4640


                                    EASEMENT AGREEMENT

         This Easement Agreement ("Agreement") is made and entered into this 2nd day of November, 1999, by ROBERT CHARLES PAYNE AND SUSAN LYNN PAYNE, both residents of the State of Georgia (collectively "Grantor") and TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Grantee") (the words "Grantor" and "Grantee" to include their respective heirs, executors, administrators, personal representatives, successors, successors-in-title and assigns where the context requires or permits).

         FOR AND IN CONSIDERATION of the payment of $10.00 in hand paid by Grantee to Grantor at or before the sealing and delivery of these presents, in consideration of the mutual agreements set forth below, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agrees as follows:

         1. ACCESS EASEMENT. Grantor does hereby grant, bargain, sell, alien, convey and confirm unto Grantee, its successors, successors-in-title and assigns, a non-exclusive perpetual easement to use a thirty foot (30') wide strip of land identified and described on EXHIBIT "A" attached hereto and made a part hereof (the "Easement Area") for all forms of pedestrian and vehicular traffic, including, without limitation, truck traffic and construction traffic, on, over, through and across the Easement Area. The Easement Area shall be thirty feet (30') wide along its entire length, and shall run from Dogwood Road, on the eastern boundary line of the Grantor Property to the western boundary line of the Grantor Property. The foregoing easement includes the right of Grantee, its successors, successors-in-title and assigns, from time to time, to construct, improve, maintain, repair and replace, a gravel roadway, gutters, culverts, drainage pipe, curb-cuts, and other roadway improvements (collectively the "Roadway Facilities") in the Easement Area to facilitate use of the Easement Area for access to and from Dogwood Road and the western boundary line of the Grantor Property.

         2. UTILITY EASEMENT. Grantor does hereby grant, bargain, sell, alien, convey and confirm unto Grantee, its successors, successors-in-title and assigns, a non-exclusive perpetual utility easement on, over, through, across, and under the Easement Area for purposes of installing, operating, using, repairing, maintaining, and replacing any utility lines, wires, cables, pipes, equipment and related utility facilities (collectively the "Utility Facilities"), including,

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without limitation, electric, gas, sewer, telephone, communications, cable and water utility facilities.

         3. ADDITIONAL PROVISIONS. The easements granted under this Agreement include the right of Grantee to cut away and keep clear, remove and dispose of all trees, shrubs or other vegetation that interfere with the construction, improvement, maintenance, repair, replacement, operation or use of the Roadway Facilities or Utility Facilities, without any further compensation to Grantor. All Roadway Facilities and Utility Facilities installed in the Easement Area shall be constructed in a good and workmanlike manner, and Grantee shall leave the Easement Area clean and free of debris. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Georgia. Grantee shall have the right to assign Grantee's rights and privileges under this Agreement to any person or entity, without the need for Grantor's consent, provided the assignee assumes in writing all of the obligations of Grantee under this Agreement acruing or arising from and after the date of such assignment. Upon any assignee assuming all obligations hereunder accruing or arising from and after the effective date of such assignment, the assigning Grantee shall be released from all obligations and liabilities for matters accruing or arising from and after the effective date of such assignment.

         The easements set forth in this Agreement shall be for the use, benefit and enjoyment of Grantee, its designated successors, successors-in-title (including, without limitation The Development Authority of Heard County ["DAHC"] as successor-in-title to the dominant tenement [as hereinafter defined]), grantees and assigns, and their respective agents, employees, servants, tenants (including, without limitation, Tenaska Georgia Partners, L.P. as a tenant leasing the dominant tenement from DAHC), subtenants, licensees, permitees, invitees, contractors, subcontractors, lenders and any other party holding a collateral interest in the dominant tenement. This Agreement and the easements, rights, and privileges created hereby shall be binding upon and inure to the benefit of Grantee and Grantor and their respective designated (to the extent necessary under the last two sentences of this paragraph) heirs, executors, administrators, personal representatives, successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the dominant tenement), grantees, assignees, and their respective tenants (including, without limitation, Tenaska Georgia Partners, L.P. as a tenant leasing the dominant tenement from DAHC), subtenants, licensees, permitees, lenders and any other party holding a collateral interest in the dominant tenement. All of the easements, rights and privileges, set forth herein shall touch, concern, burden and run with the title to the Easement Area, as the servient tenement, and shall be appurtenant to, touch, concern and run with the title to any lands now or hereafter owned by Grantee, its designated successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the dominant tenement), grantees and assigns, in Land Lots 206, 207, 236 and/or 237 of the 3rd Land District, Heard County, Georgia, collectively the dominant tenement. Any conveyance of said dominant tenement, or any part thereof, to any lender or any other party holding a collateral interest in the dominant tenement (whether by foreclosure, deed in lieu of foreclosure or otherwise) shall also convey the rights, privileges, duties and obligations contained in this Agreement, regardless of whether or not specific mention is made of this Agreement and regardless of whether or not a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein. Any conveyance of said dominant tenement, or any part thereof, to any person or entity, other than a lender or a party holding a collateral interest in the dominant


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tenement, shall only convey the rights, privileges, duties and obligations contained in this Agreement if specific mention is made of this Agreement or if a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein.

         TO HAVE AND TO HOLD the rights, privileges and easements described above unto Grantee, its successors, successors-in-title and assigns.

         AND GRANTOR, its heirs, executors, administrators, personal representatives, successors, successors-in-title and assigns will forever warrant and defend the right and title to, and privileges under, the easements conveyed by Grantor to Grantee hereunder, against the claims of all persons whomsoever.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                            GRANTOR:
Signed, sealed and delivered in the
presence of:

/S/
   -----------------------------
Unofficial Witness

                                            /S/                           (SEAL)
                                            -------------------------     ------
                                            Robert Charles Payne

/S/
   -----------------------------
Notary Public

My Commission Expires:
                      ----------

[NOTARY SEAL]

Signed, sealed and delivered in
the presence of:

/S/
   -----------------------------
Unofficial Witness

                                            /S/                           (SEAL)
                                            -------------------------     ------
                                            Susan Lynn Payne

/S/
   -----------------------------
Notary Public
                                            Address of Grantor:
My Commission Expires:                      Mr. and Mrs. Robert Charles Payne
                      ----------            10 Lisa Court
[NOTARY SEAL]                               Stockbridge, Georgia 30281


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                                    GRANTEE:

Signed, sealed and delivered in the        TENASKA GEORGIA PARTNERS, L.P.,
the presence of:                           a Delaware limited partnership

 /S/                                       By: Tenaska Georgia, Inc., a Delaware
--------------------------------           corporation, its General Partner
Unofficial Witness

/S/
--------------------------------
Notary Public                               By:/S/                       (SEAL)
                                               ---------------------     ------

My Commission Expires:                      Print Name:  Michael F. Lawler
                      ----------

[NOTARY SEAL]                               Title: Vice President of Finance &
                                                   Treasurer

                                                      [CORPORATE SEAL]

                                   EXHIBIT "A"

EASEMENT AREA 12 - PERMANENT ACCESS - LOT 175, POWERS CREEK ESTATES

ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

     THENCE South 01 degrees 19 minutes 00 seconds West for a distance of 902.40 feet to a STEEL FENCE POST;
     THENCE South 01 degrees 36 minutes 50 seconds East for a distance of 321.00 feet to a 1" PIPE;
     THENCE South 00 degrees 28 minutes 16 seconds West for a distance of 802.62 feet to an 1" PIPE;
     THENCE South 00 degrees 43 minutes 57 seconds West for a distance of 291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;
     THENCE South 01 degrees 18 minutes 40 seconds West for a distance of 32.38 feet to a point;
     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;
     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 84.64 feet to a 3/4 inch pipe;
     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;
     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 140.19 feet to a Painted Rock;
     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1502.56 feet to a point;
     THENCE South 03 degrees 25 minutes 19 seconds West for a distance of 556.81 feet to a 3/4 inch pipe;
     THENCE South 00 degrees 55 minutes 19 seconds West for a distance of 434.31 feet to a 3/4 inch pipe, said point being the POINT OF BEGINNING for the herein described parcel of land.
     THENCE South 89 degrees 13 minutes 51 seconds East for a distance of 615.65 feet to a 3/4 inch pipe on the westerly right of way line of Dogwood Road;
     THENCE along said right of way line South 28 degrees 15minutes 41 seconds East for a distance of 34.31 feet to a point;


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     THENCE North 89 degrees 13 minutes 51 seconds West for a distance of 631.64 feet to a point;
     THENCE North 00 degrees 29 minutes 20 seconds West for a distance of 30.01 feet to the POINT OF BEGINNING.

     Said property contains 0.43 acre, more or less, and is that same tract or parcel of land shown as Easement Area 12 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.


REPAYNEEASEMENTAGREEMENT